Exhibit 32

Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Regeneron Pharmaceuticals, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Leonard S. Schleifer, M.D., Ph.D., as Chief Executive Officer of the Company, and Murray A. Goldberg, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LEONARD S. SCHLEIFER
Leonard S. Schleifer, M.D., Ph.D.
Chief Executive Officer
November 3, 2009

/s/ MURRAY A. GOLDBERG
Murray A. Goldberg
Chief Financial Officer
November 3, 2009